Exhibit 10.2.2

AMENDMENT

TO THE

WHALE SHARK MEDIA, INC. (fka/SMALLPONDS, INC.)

2007 STOCK PLAN

This Amendment (the “Amendment”) to the 2007 Stock Plan, as attached hereto as Exhibit A (the “Plan”), of Whale Shark Media, Inc. (the “Company”), is effective as of the 20th day of November, 2009 (the “Effective Date”). Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Plan.

RECITALS

A.	Pursuant to the powers vested in the Board in Section 12 of the Plan, the Company wishes to amend Section 4.1 and Section 5.3 therein to reflect certain changes in the maximum number of shares issuable.

B.	The Board duly approved and adopted this Amendment on November 20, 2009.

C.	The Stockholders duly approved and adopted this Amendment on November 20, 2009.

AMENDMENT TO THE PLAN

1. In consideration of the recitals referenced above, the Company hereby adopts the following amendments to the Plan:

Upon the Effective Date, the first sentence of Section 4.1 of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under this Plan shall be 3,500,000 which shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.”

Upon the Effective Date, the first sentence of Section 5.3 of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Subject to Section 4.1 and adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under this Plan pursuant to the exercise of Incentive Stock Options shall not exceed 3,500,000 shares (the “ISO Share Limit”).”

Upon the Effective Date, all references in the Plan to Smallponds, Inc. are amended to read “Whale Shark Media, Inc.” to reflect the name change of the Company pursuant to an Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 20, 2009.

IN WITNESS WHEREOF, the undersigned officer of the Company certifies that the Amendment was duly adopted by the Board on November 20, 2009 and the Stockholders on November 20, 2009. The Company hereby executes the Amendment as of the Effective Date.

WHALE SHARK MEDIA, INC.

By:
G. Cotter Cunningham, Chief Executive Officer

EXHIBIT A

WHALE SHARK MEDIA, INC.

2007 STOCK PLAN